------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported) September 30, 2005


                                   CWHEQ, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Delaware                      333-126790               87-0698310
----------------------------       ----------------       ---------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)

     4500 Park Granada
  Calabasas, California                                           91302
----------------------------                                 ----------------
 (Address of Principal                                         (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------

         CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of September 30, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2005-H






























----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2004 and the Prospectus Supplement dated September 28, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-H.

         The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                                          Loan Group 1

                        Principal Balances for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted    Weighted     Average
                                    Aggregate                Aggregate     Average     Average      Average     Average    Combined
                                    Principal    Number of   Principal     Current      Gross      Remaining    Credit     Loan-to-
                                     Balance     Mortgage     Balance     Principal    Mortgage      Term       Bureau       Value
 Range of Principal Balances ($)   Outstanding     Loans    Outstanding    Balance       Rate      (months)   Risk Score     Ratio
------------------------------- ---------------  --------- ------------  -----------  ---------- ----------- ----------- ----------
       0.01 - 10,000.00......   $    6,590,540       982         0.84%   $    6,711      7.828%     287.40        741        77.6%
  10,000.01 - 20,000.00......       51,075,307     3,211         6.54        15,906      8.440      287.04        722        85.4
  20,000.01 - 30,000.00......      165,192,458     6,631        21.14        24,912      8.107      288.86        723        85.0
  30,000.01 - 40,000.00......      156,878,490     4,463        20.07        35,151      8.122      290.13        721        87.1
  40,000.01 - 50,000.00......      126,826,447     2,803        16.23        45,247      7.934      290.10        720        84.5
  50,000.01 - 60,000.00......       77,378,702     1,411         9.90        54,840      7.759      291.70        717        83.6
  60,000.01 - 70,000.00......       44,164,901       676         5.65        65,333      7.411      291.04        718        79.9
  70,000.01 - 80,000.00......       39,654,843       527         5.07        75,246      7.430      291.40        717        78.3
  80,000.01 - 90,000.00......       29,487,583       345         3.77        85,471      7.411      290.18        719        78.0
  90,000.01 - 100,000.00.....       38,358,374       397         4.91        96,621      7.311      289.69        714        75.0
 100,000.01 - 125,000.00.....       21,088,579       187         2.70       112,773      7.195      291.40        722        78.2
 125,000.01 - 150,000.00.....       19,709,766       140         2.52       140,784      7.498      290.74        719        76.4
 150,000.01 - 175,000.00.....        5,147,626        32         0.66       160,863      7.321      292.10        726        77.7
                                --------------  ----------  ------------
     Total...................   $  781,553,616    21,805       100.00%
                                ==============  ==========  ============

                 As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 1 was approximately $35,843.


                                Loan Programs for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted    Weighted     Average
                                    Aggregate                Aggregate     Average     Average      Average     Average    Combined
                                    Principal    Number of   Principal     Current      Gross      Remaining    Credit     Loan-to-
                                     Balance     Mortgage     Balance     Principal    Mortgage      Term       Bureau       Value
Description of Loan Programs       Outstanding     Loans    Outstanding    Balance       Rate      (months)   Risk Score     Ratio
------------------------------- ---------------  --------- ------------  -----------  ---------- ----------- ----------- ----------
10 Year Draw, 20 Year Repay..   $    4,873,931       109         0.62%   $   44,715      7.455%     353.35        701        86.9%
5 Year Draw, 5 Year Repay....          281,481         8         0.04        35,185      8.509       99.12        693        84.3
5 Year Draw, 10 Year Repay...           81,798         2         0.01        40,899      8.199      154.08        698        77.6
10 Year Draw, 15 Year Repay (1)    775,193,581    21,653        99.19        35,801      7.885      289.72        721        83.3
15 Year Draw, 0 Year Repay...          478,109        14         0.06        34,151      7.437      167.20        739        73.9
15 Year Draw, 10 Year Repay..          644,716        19         0.08        33,932      7.688      273.60        724        76.0
                                --------------- ----------  ------------
     Total...................   $  781,553,616    21,805       100.00%
                                =============== ==========  ============

        -----------
        (1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.



                            Loan Rates for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted    Weighted     Average
                                    Aggregate                Aggregate     Average     Average      Average     Average    Combined
                                    Principal    Number of   Principal     Current      Gross      Remaining    Credit     Loan-to-
                                     Balance     Mortgage     Balance     Principal    Mortgage      Term       Bureau       Value
Range of Loan Rates(%)             Outstanding     Loans    Outstanding    Balance       Rate      (months)   Risk Score     Ratio
------------------------------- ---------------  --------- ------------  -----------  ---------- ----------- ----------- ----------
Less than or equal to 3.000..    $      22,416           1         0.00%  $   22,416      3.000%     285.00        638        90.0%
   3.001  - 3.500............          100,000           1         0.01      100,000      3.250      299.00        739        73.8
   3.501  - 4.000............       26,723,574         655         3.42       40,799      3.990      299.03        707        79.4
   4.001  - 4.500............          629,945          16         0.08       39,372      4.417      294.14        716        87.2
   4.501  - 5.000............        9,381,033         248         1.20       37,827      4.970      297.04        711        92.5
   5.001  - 5.500............        6,005,201         151         0.77       39,770      5.251      298.70        705        91.3
   5.501  - 6.000............        2,226,825          62         0.28       35,917      5.976      299.54        722        87.7
   6.001  - 6.500............      130,439,785       3,565        16.69       36,589      6.479      288.78        748        69.1
   6.501  - 7.000............      124,405,853       2,603        15.92       47,793      6.893      289.16        723        73.5
   7.001  - 7.500............       38,151,994         773         4.88       49,356      7.380      291.70        717        79.1
   7.501  - 8.000............       43,392,467       1,033         5.55       42,006      7.809      290.90        707        78.1
   8.001  - 8.500............      117,907,676       4,009        15.09       29,411      8.361      286.60        729        87.8
   8.501  - 9.000............      144,150,567       4,436        18.44       32,496      8.884      289.09        719        93.2
   9.001  - 9.500............       45,775,322       1,502         5.86       30,476      9.382      290.88        695        90.9
   9.501  -10.000............       62,962,916       1,788         8.06       35,214      9.958      291.97        697        96.9
  10.001  -10.500............       12,716,433         451         1.63       28,196     10.296      291.78        705        92.7
  10.501  -11.000............       10,925,090         323         1.40       33,824     10.844      294.32        694        94.7
  11.001  -11.500............        4,985,020         161         0.64       30,963     11.270      295.54        680        93.9
  11.501  -12.000............          282,016          11         0.04       25,638     11.729      295.60        694        92.2
  12.001  -12.500............          270,877          13         0.03       20,837     12.240      297.32        683        90.4
  12.501  -13.000............           68,310           1         0.01       68,310     12.875      297.00        687        90.0
Greater than 13.000..........           30,298           2         0.00       15,149     13.195      296.56        656        87.4
                                 ---------------  ----------  -----------
     Total...................    $ 781,553,616      21,805       100.00%
                                 ===============  ==========  ===========


                 As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 1 was approximately 7.883%.

                                 Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted    Weighted     Average
                                    Aggregate                Aggregate     Average     Average      Average     Average    Combined
                                    Principal    Number of   Principal     Current      Gross      Remaining    Credit     Loan-to-
Range of Months Remaining            Balance     Mortgage     Balance     Principal    Mortgage      Term       Bureau       Value
  to Scheduled Maturity            Outstanding     Loans    Outstanding    Balance       Rate      (months)   Risk Score     Ratio
------------------------------- ---------------  --------- ------------  -----------  ---------- ----------- ----------- ----------
85 - 96......................    $      60,779           2         0.01%  $   30,389      7.458%      89.30        689        68.7%
97 - 108.....................          220,702           6         0.03       36,784      8.798      101.82        694        88.6
145 - 156....................           81,798           2         0.01       40,899      8.199      154.08        698        77.6
157 - 168....................          314,077           8         0.04       39,260      7.123      163.47        737        66.4
169 - 180....................          164,032           6         0.02       27,339      8.039      174.34        742        88.2
241 - 252....................          826,315          29         0.11       28,494      7.610      250.72        735        71.7
253 - 264....................        4,386,931         108         0.56       40,620      7.252      258.71        739        71.9
265 - 276....................       69,581,944       2,354         8.90       29,559      7.762      271.68        734        78.4
277 - 288....................      233,057,263       6,713        29.82       34,717      8.074      284.03        727        83.5
289 - 300....................      467,985,843      12,468        59.88       37,535      7.816      295.57        715        84.1
349 - 360....................        4,873,931         109         0.62       44,715      7.455      353.35        701        86.9
                                ----------------  --------  ------------
     Total...................   $  781,553,616      21,805       100.00%
                                ================  ========  ============


                 As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 1 was approximately 290.

                 The above table assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.



                          Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted    Weighted     Average
                                    Aggregate                Aggregate     Average     Average      Average     Average    Combined
                                    Principal    Number of   Principal     Current      Gross      Remaining    Credit     Loan-to-
Range of Combined Loan-to-           Balance     Mortgage     Balance     Principal    Mortgage      Term       Bureau       Value
  Value Ratio (%)                  Outstanding     Loans    Outstanding    Balance       Rate      (months)   Risk Score     Ratio
------------------------------- ---------------  --------- ------------  -----------  ---------- ----------- ----------- ----------
  0.01 - 10.00...............    $      44,904           2         0.01%  $   22,452      6.692%      286.32       794         9.0%
 10.01 - 20.00...............        1,212,145          38         0.16       31,899      6.661       286.26       752        17.0
 20.01 - 30.00...............        5,543,844         171         0.71       32,420      6.728       286.18       752        26.2
 30.01 - 40.00...............        5,984,394         162         0.77       36,941      6.599       288.30       755        35.8
 40.01 - 50.00...............       17,276,492         439         2.21       39,354      6.643       289.41       737        46.1
 50.01 - 60.00...............       34,765,536         836         4.45       41,586      6.678       287.88       737        55.5
 60.01 - 70.00...............       99,418,070       2,350        12.72       42,306      6.706       288.91       730        67.0
 70.01 - 80.00...............      130,694,728       2,783        16.72       46,962      7.077       289.67       718        77.7
 80.01 - 90.00...............      262,363,527       9,112        33.57       28,793      8.288       288.54       716        88.7
 90.01 -100.00...............      224,249,976       5,912        28.69       37,931      8.752       292.74       717        97.9
                                ----------------  ---------  ------------
     Total...................   $  781,553,616      21,805       100.00%
                                ================  =========  ============


                 As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 1 was approximately 83.35%.




         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                             Geographic Distribution for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                              Percent of                 Weighted    Weighted    Weighted  Average
                                     Aggregate     Number     Aggregate     Average      Average      Average    Average   Combined
                                     Principal       of        Principal    Current       Gross     Remaining     Credit   Loan-to-
                                      Balance      Mortgage     Balance    Principal     Mortgage     Term        Bureau     Value
             State                  Outstanding     Loans    Outstanding    Balance        Rate      (months)   Risk Score   Ratio
------------------------------  ---------------  ---------- ------------ ------------  ----------- ----------- ---------- ---------
Alabama......................    $    5,415,512       184        0.69%   $   29,432        8.459%     290.25        714      91.4%
Alaska.......................         2,926,833        76        0.37        38,511        8.493      293.87        713      88.9
Arizona......................        31,616,679       901        4.05        35,091        7.955      292.89        720      87.4
Arkansas.....................           109,145         3        0.01        36,382        9.707      298.06        739      98.2
California...................       172,694,513     3,893       22.10        44,360        7.280      288.66        729      72.6
Colorado.....................        39,300,804     1,193        5.03        32,943        8.122      287.83        724      89.0
Connecticut..................        12,079,448       353        1.55        34,219        8.044      289.31        723      83.1
Delaware.....................         2,445,141        61        0.31        40,084        7.796      294.50        718      85.8
District of Columbia.........         1,298,822        30        0.17        43,294        7.642      289.00        717      75.7
Florida......................        42,891,557     1,251        5.49        34,286        8.179      292.02        714      86.6
Georgia......................        23,244,390       717        2.97        32,419        8.437      288.73        710      92.4
Hawaii.......................         5,106,181       112        0.65        45,591        7.445      290.56        729      74.2
Idaho........................         6,856,449       234        0.88        29,301        8.375      290.93        718      89.2
Illinois.....................        32,597,754       984        4.17        33,128        8.062      289.58        723      86.9
Indiana......................         8,427,407       285        1.08        29,570        8.432      289.82        713      91.4
Iowa.........................         2,149,059        81        0.27        26,532        8.597      288.25        714      91.8
Kansas.......................         7,238,037       236        0.93        30,670        8.471      289.69        721      92.1
Kentucky.....................         6,150,368       204        0.79        30,149        8.384      291.92        718      90.0
Louisiana....................           439,594        15        0.06        29,306        8.156      287.11        692      92.0
Maine........................         2,775,006        97        0.36        28,608        7.722      291.46        725      84.1
Maryland.....................        18,732,099       468        2.40        40,026        7.858      291.90        715      81.9
Massachusetts................        24,621,786       647        3.15        38,055        7.520      290.09        726      76.9
Michigan.....................        27,406,200       901        3.51        30,418        8.321      292.30        716      88.9
Minnesota....................        21,662,567       674        2.77        32,140        8.286      288.73        720      87.9
Mississippi..................           517,874        19        0.07        27,257        8.260      287.60        718      91.2
Missouri.....................        11,158,377       372        1.43        29,996        8.321      288.73        725      88.5
Montana......................         2,021,107        63        0.26        32,081        7.756      286.67        724      80.8
Nebraska.....................           820,198        20        0.10        41,010        8.266      292.46        714      86.7
Nevada.......................        18,499,229       445        2.37        41,571        7.763      288.25        717      81.3
New Hampshire................         5,841,320       155        0.75        37,686        7.906      291.45        718      84.2
New Jersey...................        26,808,375       691        3.43        38,796        7.603      291.38        718      79.5
New Mexico...................         4,148,967       129        0.53        32,163        8.092      290.80        726      86.1
New York.....................        11,787,610       276        1.51        42,709        7.464      291.04        711      75.1
North Carolina...............        12,017,603       392        1.54        30,657        8.403      289.19        717      90.9
North Dakota.................           129,898         5        0.02        25,980        9.426      287.58        694      95.6
Ohio.........................        20,849,894       682        2.67        30,572        8.374      289.55        715      92.4
Oklahoma.....................         3,870,957       129        0.50        30,007        8.370      287.98        725      89.1
Oregon.......................        22,427,192       667        2.87        33,624        7.913      290.34        718      88.3
Pennsylvania.................        22,613,952       691        2.89        32,726        7.910      291.06        718      85.4
Rhode Island.................         5,387,563       140        0.69        38,483        7.695      290.56        719      82.1
South Carolina...............         3,304,840       114        0.42        28,990        8.246      292.44        711      90.1
South Dakota.................           347,872        12        0.04        28,989        8.547      286.93        756      86.7
Tennessee....................         9,260,017       292        1.18        31,712        8.023      289.67        712      90.9
Texas........................         2,612,004        76        0.33        34,368        8.025      293.20        733      87.4
Utah.........................        14,661,626       451        1.88        32,509        8.192      290.83        723      89.6
Virginia.....................        20,998,919       522        2.69        40,228        7.832      290.54        711      81.9
Vermont......................           978,127        24        0.13        40,755        7.819      292.65        726      78.8
Washington...................        43,964,639     1,227        5.63        35,831        8.075      290.48        715      87.8
Wisconsin....................        15,483,341       524        1.98        29,548        8.068      290.50        718      88.6
West Virginia................         1,502,863        47        0.19        31,976        8.465      257.97        703      85.9
Wyoming......................         1,353,898        40        0.17        33,847        7.535      290.19        730      74.7
                                 --------------- ----------  -----------
     Total...................    $  781,553,616    21,805      100.00%
                                 =============== ==========  ===========




                                  Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                              Percent of                 Weighted    Weighted    Weighted  Average
                                     Aggregate     Number     Aggregate     Average      Average      Average    Average   Combined
                                     Principal       of        Principal    Current       Gross     Remaining     Credit   Loan-to-
                                      Balance      Mortgage     Balance    Principal     Mortgage     Term        Bureau     Value
  Range of Credit Scores            Outstanding     Loans    Outstanding    Balance        Rate      (months)   Risk Score   Ratio
------------------------------  ---------------  ---------- ------------ ------------  ----------- ----------- ---------- ---------
821 - 840....................    $      697,733        24        0.09%   $   29,072        6.921%     295.85        827      64.0%
801 - 820....................        35,952,579     1,114        4.60        32,273        7.411      284.68        808      74.6
781 - 800....................        67,005,375     2,017        8.57        33,220        7.518      286.68        790      78.5
761 - 780....................        89,379,138     2,652       11.44        33,703        7.669      288.11        770      82.2
741 - 760....................        98,475,646     2,767       12.60        35,589        7.803      289.64        751      83.2
721 - 740....................       103,845,180     2,864       13.29        36,259        7.785      290.66        730      84.4
701 - 720....................       111,490,601     2,996       14.27        37,213        7.914      291.49        710      85.5
681 - 700....................        99,412,403     2,639       12.72        37,670        8.059      291.46        691      85.1
661 - 680....................        83,512,680     2,231       10.69        37,433        8.101      292.38        671      85.5
641 - 660....................        46,695,262     1,251        5.97        37,326        8.280      291.28        652      84.6
621 - 640....................        27,727,764       755        3.55        36,726        8.253      291.60        631      82.6
601 - 620....................         7,003,487       196        0.90        35,732        8.379      284.09        613      85.0
581 - 600....................         4,133,003       116        0.53        35,629        8.453      284.76        591      85.7
561 - 580....................         2,132,141        63        0.27        33,844        8.585      282.55        571      87.7
Less than or equal to 560....         4,090,623       120        0.52        34,089        8.764      282.11        526      85.5
                                ---------------  ---------  -----------
     Total...................    $  781,553,616    21,805      100.00%
                                =============== ==========  ===========

                 As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 1 was approximately 720.


                                  Property Type for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                              Percent of                 Weighted    Weighted    Weighted  Average
                                     Aggregate     Number     Aggregate     Average      Average      Average    Average   Combined
                                     Principal       of        Principal    Current       Gross     Remaining     Credit   Loan-to-
                                      Balance      Mortgage     Balance    Principal     Mortgage     Term        Bureau     Value
   Property Type                    Outstanding     Loans    Outstanding    Balance        Rate      (months)   Risk Score   Ratio
------------------------------  ---------------  ---------- ------------ ------------  ----------- ----------- ---------- ---------
Single Family Residence......    $  580,310,842    16,029       74.25%   $   36,204        7.838%     289.78        720      82.4%
Planned Unit Development (PUD)      132,114,636     3,688       16.90        35,823        7.926      290.25        720      86.6
Low-Rise Condominium.........        56,292,810     1,731        7.20        32,520        8.162      290.88        728      86.3
2-4 Units....................         9,623,155       243        1.23        39,601        7.987      289.93        729      78.8
High-Rise Condominium........         3,212,174       114        0.41        28,177        8.973      290.49        727      88.1
                                 --------------  ---------  -----------
     Total...................    $  781,553,616    21,805      100.00%
                                 ==============  =========  ===========






                                  Gross Margins for the Group 1 Mortgage Loans

                                                                                                                          Weighted
                                                            Percent of                  Weighted    Weighted    Weighted   Average
                                  Aggregate      Number     Aggregate      Average       Average      Average    Average   Combined
                                  Principal        of       Principal     Current        Gross     Remaining     Credit    Loan-to-
Range of Gross Margins             Balance      Mortgage    Balance      Principal      Mortgage     Term        Bureau     Value
        (%)                      Outstanding     Loans    Outstanding     Balance         Rate      (months)   Risk Score   Ratio
------------------------------  -------------  ---------  ------------ ------------  ----------- ----------- ---------- ---------
Less than or equal to 0.000.. $  124,126,473      3,271       15.88%    $   37,948        6.358%     288.29       751        66.1%
0.001 - 0.250................     27,095,616        557        3.47         48,646        6.572      291.60       700        64.2
0.251 - 0.500................    105,936,015      2,241       13.55         47,272        6.754      289.32       727        76.0
0.501 - 0.750................     10,790,400        219        1.38         49,271        7.058      294.54       712        73.2
0.751 - 1.000................     31,258,833        648        4.00         48,239        7.226      291.52       720        82.4
1.001 - 1.250................     27,872,437        626        3.57         44,525        7.375      291.74       693        74.2
1.251 - 1.500................     20,726,872        525        2.65         39,480        7.633      291.67       721        84.5
1.501 - 1.750................     19,505,351        460        2.50         42,403        8.048      290.99       711        83.0
1.751 - 2.000................    105,361,283      3,813       13.48         27,632        8.223      286.57       732        88.8
2.001 - 2.250................     56,226,448      1,932        7.19         29,103        8.468      287.99       700        88.9
2.251 - 2.500................    101,494,969      2,889       12.99         35,132        8.629      290.99       729        95.8
2.501 - 2.750................     18,822,384        575        2.41         32,735        8.975      291.37       698        90.4
2.751 - 3.000................     31,005,560      1,045        3.97         29,670        9.082      291.51       692        91.4
3.001 - 3.250................      9,306,612        312        1.19         29,829        9.214      290.08       695        92.6
3.251 - 3.500................     58,874,422      1,624        7.53         36,253        9.637      292.83       696        97.6
3.501 - 3.750................      8,330,027        315        1.07         26,445        9.784      291.66       713        93.0
3.751 - 4.000................      5,404,013        162        0.69         33,358       10.140      293.05       689        92.2
4.001 - 4.250................      6,107,994        174        0.78         35,103       10.191      294.41       697        94.6
4.251 - 4.500................      6,030,017        177        0.77         34,068       10.318      294.91       686        95.4
4.501 - 4.750................      5,163,652        170        0.66         30,374        9.502      296.84       674        95.0
4.751 - 5.000................      1,445,870         42        0.18         34,425       10.648      294.18       665        92.7
5.001 - 5.250................        254,516         10        0.03         25,452       11.700      295.35       693        92.5
5.251 - 5.500................         27,500          1        0.00         27,500       12.000      298.00       699        90.0
5.501 - 5.750................        263,877         12        0.03         21,990       12.236      297.38       683        90.5
5.751 - 6.000................          7,000          1        0.00          7,000       12.375      295.00       691        84.7
6.001 - 6.250................         16,867          1        0.00         16,867        5.000      298.00       664        86.8
6.251 - 6.500................         68,310          1        0.01         68,310       12.875      297.00       687        90.0
6.501 - 6.750................         30,298          2        0.00         15,149       13.195      296.56       656        87.4
                              ---------------  --------- ------------
     Total................... $  781,553,616     21,805      100.00%
                              ===============  ========= ============

                 As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 1 was approximately 1.639%.

                 The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.





                          Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                Weighted     Weighted    Weighted    Average
                                   Aggregate      Number      Aggregate     Average    Average       Average    Average    Combined
                                   Principal        of        Principal     Current    Gross        Remaining   Credit     Loan-to-
       Range of Credit              Balance      Mortgage     Balance     Principal   Mortgage       Term       Bureau        Value
 Limit Utilization Rates (%)      Outstanding      Loans    Outstanding    Balance       Rate      (months)    Risk Score     Ratio
------------------------------- --------------- ---------- ------------ ------------ ----------- ------------ ----------- ---------
0.01 - 10.00.................   $      612,367        159        0.08%   $    3,851       6.971%     288.15        762        69.3%
10.01 - 20.00................        2,107,661        260        0.27         8,106       7.176      286.82        757        68.9
20.01 - 30.00................        5,054,459        338        0.65        14,954       6.912      289.24        755        68.3
30.01 - 40.00................        8,745,149        417        1.12        20,972       7.051      287.72        747        69.5
40.01 - 50.00................       15,362,676        595        1.97        25,820       7.048      289.48        742        69.0
50.01 - 60.00................       22,048,785        720        2.82        30,623       7.082      288.58        738        71.5
60.01 - 70.00................       28,838,056        886        3.69        32,549       7.189      288.86        737        74.5
70.01 - 80.00................       40,188,406      1,156        5.14        34,765       7.307      288.23        736        76.0
80.01 - 90.00................       66,588,865      1,794        8.52        37,118       7.442      287.59        731        78.0
90.01 - 100.00...............      592,007,192     15,480       75.75        38,243       8.080      290.50        715        86.1
                                ---------------  ---------  -----------
     Total...................   $  781,553,616     21,805      100.00%
                                ===============  =========  ===========

                 As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 1 was approximately 87.97%.


                                Maximum Loan Rates for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                Weighted     Weighted    Weighted    Average
                                   Aggregate      Number      Aggregate     Average    Average       Average    Average    Combined
                                   Principal        of        Principal     Current    Gross        Remaining   Credit     Loan-to-
                                    Balance      Mortgage     Balance     Principal   Mortgage       Term       Bureau        Value
 Maximum Loan Rates(%)            Outstanding      Loans    Outstanding    Balance       Rate      (months)    Risk Score     Ratio
------------------------------- --------------- ---------- ------------ ------------ ----------- ------------ ----------- ---------
6.000........................   $      104,542          3        0.01%   $   34,847       6.000%     278.57        676        90.0%
8.750........................           23,000          1        0.00        23,000       8.750      257.00        559        83.3
15.000.......................           49,753          1        0.01        49,753       6.750      354.00        725        75.9
15.375.......................           28,500          1        0.00        28,500       8.125      290.00        688        94.9
16.000.......................       20,411,149        584        2.61        34,951       7.958      292.77        713        84.8
17.000.......................       45,401,561      1,323        5.81        34,317       8.168      292.10        715        86.6
18.000.......................      715,403,990     19,889       91.54        35,970       7.863      289.75        721        83.1
24.000.......................          131,120          3        0.02        43,707       6.824      162.35        753        73.6
                                ---------------  ---------  -----------
     Total...................   $  781,553,616     21,805      100.00%
                                ===============  =========  ===========

                 As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 1 was approximately 17.889%.





                                  Credit Limits for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                Weighted    Weighted    Weighted     Average
                                   Aggregate      Number      Aggregate     Average    Average      Average    Average     Combined
                                   Principal       of         Principal     Current     Gross     Remaining     Credit     Loan-to-
                                    Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau        Value
  Range of Credit Limits ($)      Outstanding      Loans     Outstanding    Balance       Rate     (months)    Risk Score    Ratio
------------------------------- ---------------- ---------  ------------ -----------  ----------  ----------  -----------  -------
       0.01 - 10,000.00......   $    1,633,722        207        0.21%   $    7,892       8.495%     287.81        716        82.6%
  10,000.01 - 20,000.00......       38,135,662      2,549        4.88        14,961       8.641      287.71        716        86.9
  20,000.01 - 30,000.00......      145,718,327      6,278       18.64        23,211       8.252      288.77        721        86.8
  30,000.01 - 40,000.00......      144,010,773      4,413       18.43        32,633       8.267      290.08        720        89.0
  40,000.01 - 50,000.00......      134,174,737      3,386       17.17        39,626       7.916      289.52        722        83.7
  50,000.01 - 60,000.00......       74,382,212      1,505        9.52        49,423       7.908      291.75        716        85.8
  60,000.01 - 70,000.00......       41,917,470        744        5.36        56,341       7.432      291.28        717        80.7
  70,000.01 - 80,000.00......       44,122,676        726        5.65        60,775       7.366      290.91        718        78.5
  80,000.01 - 90,000.00......       28,661,013        414        3.67        69,229       7.382      291.47        717        79.6
  90,000.01 - 100,000.00.....       69,912,807      1,016        8.95        68,812       7.099      289.45        727        71.0
 100,000.01 - 125,000.00.....       21,984,336        232        2.81        94,760       7.177      291.70        723        78.3
 125,000.01 - 150,000.00.....       28,851,742        270        3.69       106,858       7.405      289.95        723        75.6
 150,000.01 - 175,000.00.....        7,658,903         61        0.98       125,556       7.267      292.50        728        76.6
 175,000.01 - 200,000.00.....          389,237          4        0.05        97,309       6.401      286.99        766        76.2
                                ---------------  ---------  -----------
     Total...................   $  781,553,616     21,805      100.00%
                                ===============  =========  ===========

                 As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 1 was approximately $42,092.



                                  Lien Priority for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                Weighted    Weighted    Weighted     Average
                                   Aggregate      Number      Aggregate     Average    Average      Average    Average     Combined
                                   Principal       of         Principal     Current     Gross     Remaining     Credit     Loan-to-
                                    Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau        Value
    Lien Priority                 Outstanding      Loans     Outstanding    Balance       Rate     (months)    Risk Score    Ratio
------------------------------- ---------------- ---------  ------------ -----------  ----------  ----------  -----------  -------
Second Liens.................   $  781,553,616     21,805      100.00%   $   35,843       7.883%     289.95        720        83.4%
                                --------------  ---------  -----------
     Total...................   $  781,553,616     21,805      100.00%
                                ==============  =========  ===========



                                Delinquency Status for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of                Weighted    Weighted    Weighted     Average
                                   Aggregate      Number      Aggregate     Average    Average      Average    Average     Combined
                                   Principal       of         Principal     Current     Gross     Remaining     Credit     Loan-to-
                                    Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau        Value
   Delinquency Status             Outstanding      Loans     Outstanding    Balance       Rate     (months)    Risk Score    Ratio
------------------------------- ---------------- ---------  ------------ -----------  ----------  ----------  -----------  -------
Current......................   $  781,553,616     21,805      100.00%   $   35,843       7.883%     289.95        720        83.4%
                                ---------------  ---------  -----------
     Total...................   $  781,553,616     21,805      100.00%
                                ===============  =========  ===========




                                Origination Year for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                Weighted    Weighted    Weighted     Average
                                   Aggregate      Number      Aggregate     Average    Average      Average    Average     Combined
                                   Principal       of         Principal     Current     Gross     Remaining     Credit     Loan-to-
                                    Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau        Value
   Origination Year               Outstanding      Loans     Outstanding    Balance       Rate     (months)    Risk Score    Ratio
------------------------------- ---------------- ---------  ------------ -----------  ----------  ----------  -----------  -------
2001.........................   $    1,651,705         51        0.21%   $   32,386       7.462%     252.30       738        71.5%
2002.........................       10,589,570        297        1.35        35,655       7.636      263.84       735        75.7
2003.........................       81,726,426      2,759       10.46        29,622       7.784      273.29       734        78.7
2004.........................      272,246,656      7,676       34.83        35,467       8.092      285.43       725        83.8
2005.........................      415,339,259     11,022       53.14        37,683       7.772      297.00       714        84.2
                                ---------------  ---------  -----------
     Total...................   $  781,553,616     21,805      100.00%
                                ===============  =========  ===========



                                                  Loan Group 2

                                Principal Balances for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                Weighted    Weighted    Weighted     Average
                                   Aggregate      Number      Aggregate     Average    Average      Average    Average     Combined
                                   Principal       of         Principal     Current     Gross     Remaining     Credit     Loan-to-
    Range of Principal              Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau        Value
        Balances($)               Outstanding      Loans     Outstanding    Balance       Rate     (months)    Risk Score    Ratio
------------------------------- ---------------- ---------  ------------ -----------  ----------  ----------  -----------  -------
      0.01 -     10,000.00...   $    6,995,528      1,076        0.89%   $    6,501        7.547%     286.04       749       76.1%
 10,000.01 -     20,000.00...       49,033,727      3,057        6.26        16,040        7.571      286.48       738       79.6
 20,000.01 -     30,000.00...       14,597,117        582        1.86        25,081        7.671      289.25       727       79.1
 30,000.01 -     40,000.00...       20,876,198        571        2.67        36,561        7.914      290.44       720       82.6
 40,000.01 -     50,000.00...       55,173,073      1,216        7.04        45,373        8.150      290.65       713       85.0
 50,000.01 -     60,000.00...       54,283,160        978        6.93        55,504        8.187      291.36       712       86.9
 60,000.01 -     70,000.00...       52,319,553        804        6.68        65,074        8.180      291.39       716       86.8
 70,000.01 -     80,000.00...       58,060,366        770        7.41        75,403        8.128      290.80       719       87.6
 80,000.01 -     90,000.00...       42,473,549        497        5.42        85,460        8.020      292.01       716       87.9
 90,000.01 -    100,000.00...       59,020,089        611        7.53        96,596        7.876      290.39       713       83.7
100,000.01 -    125,000.00...       63,290,480        559        8.08       113,221        8.025      293.23       719       86.9
125,000.01 -    150,000.00...       84,203,214        599       10.75       140,573        8.030      291.41       712       82.4
150,000.01 -    175,000.00...       27,755,003        171        3.54       162,310        7.739      294.57       720       82.9
175,000.01 -    200,000.00...       43,839,878        230        5.60       190,608        7.613      292.75       721       80.3
200,000.01 -    225,000.00...       11,952,645         56        1.53       213,440        7.874      294.47       718       81.4
225,000.01 -    250,000.00...       15,278,380         64        1.95       238,725        7.461      292.47       715       77.6
250,000.01 -    275,000.00...        9,979,126         38        1.27       262,609        7.149      289.15       730       81.1
275,000.01 -    300,000.00...       13,647,919         47        1.74       290,381        7.468      291.12       718       78.0
300,000.01 -    325,000.00...        9,026,659         29        1.15       311,264        7.313      293.02       722       81.0
325,000.01 -    350,000.00...        6,807,068         20        0.87       340,353        7.321      294.13       730       76.7
350,000.01 -    375,000.00...        4,367,895         12        0.56       363,991        7.520      293.19       736       78.8
375,000.01 -    400,000.00...        7,815,599         20        1.00       390,780        7.171      293.40       730       75.9
400,000.01 -    425,000.00...        4,993,815         12        0.64       416,151        7.364      293.40       702       79.0
425,000.01 -    450,000.00...        7,457,898         17        0.95       438,700        7.749      294.64       713       77.2
450,000.01 -    475,000.00...        3,684,355          8        0.47       460,544        7.679      295.75       705       81.1
475,000.01 -    500,000.00...       14,384,099         29        1.84       496,003        7.285      291.22       738       76.5
500,000.01 -    525,000.00...        1,533,853          3        0.20       511,284        8.034      296.63       690       82.1
525,000.01 -    550,000.00...        2,687,799          5        0.34       537,560        7.534      296.81       722       87.2
550,000.01 -    575,000.00...        2,850,487          5        0.36       570,097        7.532      298.00       666       80.1
575,000.01 -    600,000.00...        4,148,636          7        0.53       592,662        8.674      295.12       719       80.7
600,000.01 -    625,000.00...        1,232,500          2        0.16       616,250        7.003      293.49       703       82.5
625,000.01 -    650,000.00...        1,293,693          2        0.17       646,846        6.687      297.50       720       77.2
675,000.01 -    700,000.00...        3,475,090          5        0.44       695,018        7.679      297.01       700       72.9
700,000.01 -    725,000.00...        1,410,848          2        0.18       705,424        8.189      296.50       747       87.8
725,000.01 -    750,000.00...          739,500          1        0.09       739,500        6.500      299.00       767       90.0
775,000.01 -    800,000.00...        1,579,703          2        0.20       789,851        7.563      293.53       675       65.9
800,000.01 -    825,000.00...        2,455,536          3        0.31       818,512        7.085      295.68       731       57.7
850,000.01 -    875,000.00...          869,666          1        0.11       869,666        7.750      296.00       764       75.0
875,000.01 -    900,000.00...          900,000          1        0.11       900,000        7.875      300.00       670       67.9
925,000.01 -    950,000.00...          931,667          1        0.12       931,667        6.500      286.00       749       60.0
975,000.01 - 1,000,000.00....        7,966,580          8        1.02       995,822        7.732      295.25       719       72.1
Greater than 1,000,000.00....        7,942,612          5        1.01     1,588,522        7.305      294.85       706       76.2
                                --------------  ---------  -----------
     Total...................   $  783,334,561     12,126      100.00%
                                ==============  =========  ===========


                 As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 2 was approximately $64,600.




                                  Loan Programs for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                                 Percent of                Weighted    Weighted   Weighted  Average
                                       Aggregate       Number    Aggregate     Average     Average      Average    Average Combined
                                       Principal         of      Principal     Current      Gross      Remaining  Credit   Loan-to-
                                        Balance       Mortgage    Balance     Principal    Mortgage      Term      Bureau    Value
  Description of Loan Programs        Outstanding      Loans    Outstanding    Balance       Rate       (months) Risk Score  Ratio
----------------------------------  --------------   --------- ------------- ----------- ------------ ---------- ---------- ------
5 Year Draw, 5 Year Repay......    $       27,100          2        0.00        13,550       8.283        97.32      771      85.2
5 Year Draw, 10 Year Repay.....           291,552          2        0.04       145,776       7.704       169.21      729      75.6
15 Year Draw, 0 Year Repay.....           374,213          4        0.05        93,553       9.334       166.65      704      77.6
15 Year Draw, 10 Year Repay....           381,182         12        0.05        31,765       7.302       272.97      756      71.6
10 Year Draw, 20 Year Repay....         1,532,040         39        0.20%   $   39,283       6.928%      353.35      738      85.0%
10 Year Draw, 15 Year Repay(1).       780,728,474     12,067       99.67        64,699       7.873       291.57      718      83.1
                                   ---------------  ---------  -----------
     Total...................      $  783,334,561     12,126      100.00%
                                   ===============  =========  ===========

        --------------
        (1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

                                            Loan Rates for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                                 Percent of                Weighted    Weighted   Weighted  Average
                                       Aggregate       Number    Aggregate     Average     Average      Average    Average Combined
                                       Principal         of      Principal     Current      Gross      Remaining  Credit   Loan-to-
                                        Balance       Mortgage    Balance     Principal    Mortgage      Term      Bureau    Value
  Range of Loans Rates (%)            Outstanding      Loans    Outstanding    Balance       Rate       (months) Risk Score  Ratio
----------------------------------  --------------   --------- ------------- ----------- ------------ ---------- ---------- ------
   3.001 -   3.500............     $       17,581          1        0.00%   $   17,581       3.250%      272.00      797      86.8%
   3.501 -   4.000............         15,357,699        249        1.96        61,678       3.988       299.01      703      77.4
   4.001 -   4.500............            337,600          8        0.04        42,200       4.336       293.42      704      90.9
   4.501 -   5.000............          6,741,881        102        0.86        66,097       4.980       297.05      704      91.2
   5.001 -   5.500............          3,904,165         64        0.50        61,003       5.253       298.20      714      90.9
   5.501 -   6.000............          2,936,991         44        0.37        66,750       5.929       294.80      744      86.7
   6.001 -   6.500............        139,149,712      1,593       17.76        87,351       6.477       291.32      742      76.8
   6.501 -   7.000............        118,708,861      2,070       15.15        57,347       6.895       288.49      733      75.0
   7.001 -   7.500............         80,794,216        939       10.31        86,043       7.373       291.64      717      79.7
   7.501 -   8.000............         59,350,788      1,155        7.58        51,386       7.810       291.58      705      79.3
   8.001 -   8.500............        101,162,143      2,697       12.91        37,509       8.349       289.16      724      86.8
   8.501 -   9.000............        104,532,176      1,419       13.34        73,666       8.787       290.72      718      89.7
   9.001 -   9.500............         67,140,645        866        8.57        77,530       9.316       294.69      691      89.9
   9.501 -  10.000............         38,870,096        446        4.96        87,153       9.904       295.73      693      92.3
  10.001 -  10.500............         20,060,737        226        2.56        88,764      10.337       294.93      682      90.5
  10.501 -  11.000............         14,153,065        143        1.81        98,972      10.837       294.89      709      95.1
  11.001 -  11.500............          4,716,099         50        0.60        94,322      11.325       295.92      655      90.7
  11.501 -  12.000............          2,510,720         33        0.32        76,082      11.755       296.65      661      93.2
  12.001 -  12.500............          2,261,388         19        0.29       119,020      12.247       297.37      665      94.6
  12.501 -  13.000............            628,000          2        0.08       314,000      12.767       298.86      679      90.0
                                  ---------------  ---------  -----------
     Total...................     $  783,334,561     12,126      100.00%
                                  ===============  =========  ===========


                 As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 2 was approximately 7.872%.




                                 Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                                 Percent of                Weighted    Weighted   Weighted  Average
                                     Aggregate       Number      Aggregate     Average     Average      Average    Average Combined
                                     Principal         of        Principal     Current       Gross     Remaining   Credit  Loan-to-
  Range of Months Remaining to        Balance       Mortgage     Balance      Principal    Mortgage      Term      Bureau     Value
       Scheduled Maturity           Outstanding       Loans    Outstanding     Balance       Rate      (months)   Risk Score  Ratio
--------------------------------- ---------------  ----------  ------------ -----------  ----------  ----------- ----------- ------
85 - 96......................      $       17,103          1        0.00%   $   17,103       8.375%       94.00      810     89.9%
97 - 108.....................               9,998          1        0.00         9,998       8.125       103.00      705     77.1
145 - 156....................              91,552          1        0.01        91,552       7.875       150.00      671     76.9
157 - 168....................             198,183          2        0.03        99,091       9.139       161.01      693     76.0
169 - 180....................             376,031          3        0.05       125,344       8.527       175.66      738     77.1
241 - 252....................             548,274         21        0.07        26,108       7.888       249.96      749     77.6
253 - 264....................           3,102,622         57        0.40        54,432       6.833       257.43      762     72.0
265 - 276....................          57,703,185      1,454        7.37        39,686       7.528       272.04      744     78.8
277 - 288....................         162,249,390      3,214       20.71        50,482       7.712       283.72      729     81.9
289 - 300....................         557,506,185      7,333       71.17        76,027       7.961       296.09      712     83.9
349 - 360....................           1,532,040         39        0.20        39,283       6.928       353.35      738     85.0
                                  ---------------  ---------  -----------
     Total...................      $  783,334,561     12,126      100.00%
                                  ===============  =========  ===========

                 As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 2 was approximately 292.



                 The above table assumes that the draw period for the mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                          Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                                 Percent of                Weighted    Weighted   Weighted  Average
                                     Aggregate       Number      Aggregate     Average     Average      Average    Average Combined
                                     Principal         of        Principal     Current       Gross     Remaining   Credit  Loan-to-
  Range of Combined Loan-to-          Balance       Mortgage     Balance      Principal    Mortgage      Term      Bureau     Value
       Value Ratio (%)              Outstanding       Loans    Outstanding     Balance       Rate      (months)   Risk Score  Ratio
--------------------------------- ---------------  ----------  ------------ -----------  ----------  ----------- ----------- ------
10.01 -   20.00..............      $      239,970         16        0.03%   $   14,998       7.103%      285.90      741     16.7%
20.01 -   30.00..............           1,777,286         80        0.23        22,216       6.572       288.94      717     25.3
30.01 -   40.00..............           3,035,375         55        0.39        55,189       6.804       289.06      746     36.2
40.01 -   50.00..............          10,566,902        164        1.35        64,432       6.856       286.91      745     46.3
50.01 -   60.00..............          27,359,918        394        3.49        69,441       6.807       290.06      733     56.0
60.01 -   70.00..............          84,040,064      1,195       10.73        70,326       6.978       290.54      721     66.9
70.01 -   80.00..............         185,987,851      2,733       23.74        68,053       7.162       290.02      722     77.6
80.01 -   90.00..............         347,998,182      6,209       44.43        56,047       8.304       291.63      711     88.7
90.01 - 100.00...............         122,329,013      1,280       15.62        95,570       8.707       295.30      725     97.6
                                   ---------------  ---------  -----------
     Total...................      $  783,334,561     12,126      100.00%
                                   ===============  =========  ============


                 As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 2 was approximately 83.04%.



         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                             Geographic Distribution for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                                Percent of               Weighted    Weighted   Weighted   Average
                                      Aggregate      Number      Aggregate    Average     Average    Average    Average   Combined
                                      Principal        of       Principal     Current     Gross      Remaining   Credit    Loan-to-
                                       Balance      Mortgage     Balance     Principal   Mortgage     Term     Bureau Risk    Value
              State                  Outstanding      Loans    Outstanding    Balance      Rate      (months)    Score        Ratio
--------------------------------  ----------------  ---------  ----------- -----------  ---------- ---------  ----------  ---------
Alabama......................      $    1,650,975        53        0.21%   $   31,150      7.879%     289.92      729        89.7%
Alaska.......................             449,520        16        0.06        28,095      8.162      293.07      711        84.9
Arizona......................          12,307,699       262        1.57        46,976      7.854      292.45      728        82.7
California...................         495,068,993     5,922       63.20        83,598      7.900      292.06      715        82.6
Colorado.....................          17,529,199       409        2.24        42,859      7.697      288.60      735        84.3
Connecticut..................          11,335,172       195        1.45        58,129      7.862      290.82      721        81.9
Delaware.....................             959,034        16        0.12        59,940      7.621      293.73      731        81.4
District of Columbia.........           1,682,192        20        0.21        84,110      8.308      293.15      718        80.9
Florida......................          21,525,378       349        2.75        61,677      7.854      291.59      717        82.9
Georgia......................           6,579,505       177        0.84        37,172      7.985      290.46      719        88.2
Hawaii.......................           4,344,323        55        0.55        78,988      7.704      292.37      728        78.6
Idaho........................           2,351,571        75        0.30        31,354      7.873      291.36      729        83.7
Illinois.....................          18,653,285       402        2.38        46,401      7.520      289.88      728        85.0
Indiana......................           2,037,446        87        0.26        23,419      7.506      289.37      723        85.1
Iowa.........................             276,229        16        0.04        17,264      7.704      283.03      769        83.0
Kansas.......................           2,136,468        66        0.27        32,371      7.954      286.73      725        87.0
Kentucky.....................           1,279,304        51        0.16        25,084      7.739      287.57      733        84.1
Louisiana....................              24,992         2        0.00        12,496      6.984      296.93      716        90.0
Maine........................           1,431,814        33        0.18        43,388      7.569      290.14      727        72.9
Maryland.....................          12,821,005       248        1.64        51,698      7.714      291.10      721        82.9
Massachusetts................          21,772,067       367        2.78        59,324      7.593      291.70      732        81.8
Michigan.....................           7,878,732       251        1.01        31,389      7.476      288.37      735        83.4
Minnesota....................           6,444,890       184        0.82        35,027      8.224      289.61      728        85.7
Mississippi..................              27,126         2        0.00        13,563      7.647      329.76      673        84.8
Montana......................             584,523        15        0.07        38,968      7.726      281.38      702        79.2
Missouri.....................           2,866,616       111        0.37        25,825      8.341      288.61      737        87.0
Nebraska.....................             416,153         9        0.05        46,239      6.760      292.83      722        88.7
Nevada.......................           7,240,147       132        0.92        54,850      7.926      288.55      718        82.6
New Hampshire................           2,181,089        51        0.28        42,766      7.355      291.78      716        80.8
New Jersey...................          21,347,692       371        2.73        57,541      7.920      292.59      716        82.9
New Mexico...................           1,606,970        36        0.21        44,638      8.071      292.24      716        84.4
New York.....................          13,517,645       183        1.73        73,867      7.793      293.16      722        83.8
North Carolina...............           4,152,039       132        0.53        31,455      7.983      287.82      729        86.4
North Dakota.................              11,433         1        0.00        11,433      8.125      289.00      743        77.8
Ohio.........................           3,960,612       152        0.51        26,057      8.076      287.92      725        87.5
Oklahoma.....................           1,607,015        45        0.21        35,711      7.474      289.29      721        87.7
Oregon.......................           7,227,492       197        0.92        36,688      7.741      290.39      731        85.4
Pennsylvania.................           7,734,617       201        0.99        38,481      7.786      289.59      720        82.5
Rhode Island.................           1,494,732        32        0.19        46,710      7.640      290.79      723        79.7
South Carolina...............             931,287        28        0.12        33,260      8.152      288.45      717        85.3
South Dakota.................             204,984         7        0.03        29,283      7.644      276.23      722        80.6
Tennessee....................           1,732,361        60        0.22        28,873      8.015      288.98      715        87.9
Texas........................           1,454,203        19        0.19        76,537      8.263      293.66      700        89.9
Utah.........................           5,992,005       133        0.76        45,053      7.993      287.67      725        83.6
Vermont......................             309,969         6        0.04        51,662      8.081      293.52      699        80.3
Virginia.....................          21,662,194       365        2.77        59,348      8.166      293.00      714        86.4
Washington...................          19,314,850       383        2.47        50,430      7.891      290.73      725        85.8
West Virginia................             206,980         8        0.03        25,872      6.818      270.60      740        88.1
Wisconsin....................           3,664,127       170        0.47        21,554      7.651      286.06      720        81.0
Wyoming......................           1,345,907        21        0.17        64,091      7.278      285.35      729        71.0
                                   ---------------  --------  -----------
     Total...................      $  783,334,561    12,126      100.00%
                                   ===============  ========  ===========



                                  Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                                Percent of                Weighted    Weighted   Weighted   Average
                                     Aggregate                  Aggregate     Average      Average     Average   Average   Combined
                                     Principal     Number of    Principal     Current      Gross     Remaining    Credit   Loan-to-
                                      Balance      Mortgage      Balance     Principal    Mortgage      Term      Bureau      Value
     Range of Credit Scores         Outstanding      Loans     Outstanding    Balance       Rate      (months)   Risk Score   Ratio
--------------------------------- --------------  -----------  ----------- -----------   ----------  ---------- ----------- -------
841 - 850....................     $       5,576         1          0.00%   $    5,576        7.625%     296.00      844      40.5%
821 - 840....................             40,053        5          0.01         8,011        7.423      297.14      827      58.1
801 - 820....................         21,159,097      630          2.70        33,586        7.223      279.76      808      76.8
781 - 800....................         43,132,084    1,070          5.51        40,310        7.364      281.48      790      78.4
761 - 780....................        116,162,425    1,873         14.83        62,019        7.538      291.04      770      82.7
741 - 760....................        137,147,193    1,914         17.51        71,655        7.621      292.90      751      83.7
721 - 740....................        128,119,148    1,750         16.36        73,211        7.686      293.98      731      84.1
701 - 720....................         42,094,517      871          5.37        48,329        7.920      288.31      709      83.4
681 - 700....................         54,258,000      926          6.93        58,594        8.319      291.69      690      84.8
661 - 680....................        132,382,873    1,576         16.90        83,999        8.222      293.63      671      83.3
641 - 660....................         62,801,952      824          8.02        76,216        8.464      293.88      652      83.4
621 - 640....................         32,689,617      466          4.17        70,149        8.341      293.39      632      82.2
601 - 620....................          6,323,456      106          0.81        59,655        8.295      284.78      612      85.3
581 - 600....................          2,829,495       43          0.36        65,802        8.169      285.89      592      76.0
561 - 580....................          1,260,309       25          0.16        50,412        9.300      285.92      573      88.8
Less than or equal to 560....          2,928,765       46          0.37        63,669        8.539      282.18      533      85.7
                                  --------------- ----------  -----------
     Total...................     $  783,334,561   12,126        100.00%
                                  =============== ==========  ===========


                 As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 2 was approximately 718.


                                  Property Type for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                                Percent of                Weighted    Weighted   Weighted   Average
                                     Aggregate                  Aggregate     Average      Average     Average   Average   Combined
                                     Principal     Number of    Principal     Current      Gross     Remaining    Credit   Loan-to-
                                      Balance      Mortgage      Balance     Principal    Mortgage      Term      Bureau      Value
     Property Type                  Outstanding      Loans     Outstanding    Balance       Rate      (months)   Risk Score   Ratio
--------------------------------- --------------  -----------  ----------- -----------   ----------  ---------- ----------- -------
Single Family Residence........   $  558,233,831      8,716       71.26%   $   64,047        7.836%      291.53      718     82.3%
Planned Unit Development (PUD).      164,893,420      2,297       21.05        71,786        7.887       291.44      718     84.0
Low-Rise Condominium...........       46,013,032        913        5.87        50,398        8.126       292.24      721     87.9
2-4 Units......................        9,220,037        125        1.18        73,760        8.136       293.38      724     86.2
High-Rise Condominium..........        4,957,381         73        0.63        67,909        8.562       290.44      717     85.8
Manufactured Housing (1).......           16,861          2        0.00         8,430        7.000       294.10      665     80.0
                                   ---------------  ---------  -----------
     Total.....................   $  783,334,561     12,126      100.00%
                                  ================  =========  ===========
        ---------------
        (1) Treated as real property.




                                  Gross Margins for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                            Percent of                  Weighted    Weighted    Weighted    Average
                                   Aggregate     Number     Aggregate      Average      Average      Average    Average    Combined
                                   Principal      of         Principal      Current      Gross       Remaining  Credit     Loan-to-
                                    Balance     Mortgage     Balance      Principal     Mortgage      Term      Bureau       Value
Range of Gross Margins (%)        Outstanding     Loans    Outstanding     Balance         Rate     (months)    Risk Score    Ratio
-------------------------------   ------------- --------   ------------ -----------    ----------  -----------  ----------  -------
Less than or equal to 0.000..       $127,780,468   1,395       16.31%   $   91,599         6.427%     290.51       745       75.2%
0.001 - 0.250................         19,973,502     366        2.55        54,572         6.608      290.03       718       70.0
0.251 - 0.500................        103,506,489   1,835       13.21        56,407         6.829      288.67       735       76.1
0.501 - 0.750................         26,554,503     341        3.39        77,872         6.877      292.24       719       76.4
0.751 - 1.000................         59,548,234     661        7.60        90,088         7.395      292.00       717       81.1
1.001 - 1.250................         37,561,012     739        4.80        50,827         7.396      292.71       694       77.1
1.251 - 1.500................         26,195,167     507        3.34        51,667         7.804      291.10       716       82.3
1.501 - 1.750................         29,344,522     537        3.75        54,645         7.990      292.36       709       82.7
1.751 - 2.000................         78,013,963   2,304        9.96        33,860         8.275      288.70       729       88.5
2.001 - 2.250................         65,826,018     937        8.40        70,252         8.444      290.43       716       88.5
2.251 - 2.500................         47,637,883     598        6.08        79,662         8.709      292.64       723       91.5
2.501 - 2.750................         42,797,146     557        5.46        76,835         9.037      294.95       694       89.2
2.751 - 3.000................         29,660,684     367        3.79        80,819         9.024      295.06       689       90.9
3.001 - 3.250................         10,033,074     116        1.28        86,492         9.397      294.96       686       89.8
3.251 - 3.500................         31,565,599     359        4.03        87,926         9.676      296.21       693       93.2
3.501 - 3.750................          9,551,645      96        1.22        99,496         9.908      294.62       686       89.6
3.751 - 4.000................         11,593,169     142        1.48        81,642        10.234      295.48       678       91.4
4.001 - 4.250................          5,592,782      64        0.71        87,387        10.511      294.10       707       95.2
4.251 - 4.500................          9,513,023      88        1.21       108,103        10.462      295.65       705       95.0
4.501 - 4.750................          2,944,124      36        0.38        81,781        10.753      296.44       651       93.2
4.751 - 5.000................          2,160,015      19        0.28       113,685        11.083      295.65       659       87.7
5.001 - 5.250................          2,215,988      30        0.28        73,866        11.102      297.28       660       94.1
5.251 - 5.500................            631,382       7        0.08        90,197        11.459      296.02       658       92.1
5.501 - 5.750................          1,962,641      18        0.25       109,036        11.871      297.50       664       94.9
5.751 - 6.000................            403,950       3        0.05       134,650        12.375      297.16       676       91.9
6.001 - 6.250................            585,000       1        0.07       585,000        12.750      299.00       683       90.0
6.251 - 6.500................            182,583       3        0.02        60,861         6.884      297.55       629       88.3
                                  --------------  ---------  -----------
     Total...................       $783,334,561  12,126      100.00%
                                  ==============  =========  ===========


                 As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 2 was approximately 1.550%.

                 The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                          Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                            Percent of                  Weighted    Weighted    Weighted    Average
                                   Aggregate     Number     Aggregate      Average      Average      Average    Average    Combined
                                   Principal      of         Principal      Current      Gross       Remaining  Credit     Loan-to-
   Range of Credit                  Balance     Mortgage     Balance      Principal     Mortgage      Term      Bureau       Value
 Limit Utilization Rates(%)       Outstanding     Loans    Outstanding     Balance         Rate     (months)    Risk Score    Ratio
-------------------------------   ------------- --------   ------------ -----------    ----------  -----------  ----------  -------
 0.01 - 10.00................     $    1,508,190     258        0.19%   $    5,846        7.104%     289.74       751        74.1%
10.01 - 20.00................          6,227,389     429        0.79        14,516        7.136      288.68       751        73.8
20.01 - 30.00................          8,901,511     430        1.14        20,701        7.174      289.83       741        72.7
30.01 - 40.00................         12,032,518     481        1.54        25,016        7.219      289.89       742        73.7
40.01 - 50.00................         18,639,436     509        2.38        36,620        7.245      289.49       741        74.2
50.01 - 60.00................         20,789,504     540        2.65        38,499        7.194      289.06       740        77.7
60.01 - 70.00................         27,316,277     549        3.49        49,756        7.205      289.45       734        76.2
70.01 - 80.00................         35,065,335     617        4.48        56,832        7.364      290.04       734        77.8
80.01 - 90.00................         46,928,436     777        5.99        60,397        7.264      288.84       732        77.6
90.01 - 100.00...............        605,925,966   7,536       77.35        80,404        8.053      292.20       713        85.0
                                  --------------  ---------  -----------
     Total...................     $  783,334,561  12,126      100.00%
                                  ==============  =========  ===========


                 As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 2 was approximately 80.98%.




                                Maximum Loan Rates for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                               Percent of                 Weighted    Weighted   Weighted   Average
                                      Aggregate     Number     Aggregate     Average      Average      Average   Average   Combined
                                      Principal       of       Principal     Current       Gross     Remaining    Credit   Loan-to-
                                       Balance      Mortgage    Balance     Principal     Mortgage     Term       Bureau     Value
     Maximum Loan Rates (%)          Outstanding     Loans   Outstanding     Balance        Rate      (months)   Risk Score   Ratio
--------------------------------- --------------  ---------- ------------ -------------- ---------- ----------- ----------- -------
16.000.......................     $   14,461,367       260        1.85%   $   55,621        7.849%     294.46       722      85.8%
17.000.......................         22,882,615       367        2.92        62,350        7.885      291.76       716      83.3
18.000.......................        745,792,397    11,497       95.21        64,868        7.871      291.54       718      83.0
24.000.......................            198,183         2        0.03        99,091        9.139      161.01       693      76.0
                                  --------------  ---------  -----------
     Total...................     $  783,334,561    12,126      100.00%


                         As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 2 was approximately 17.935%.





                                  Credit Limits for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                              Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate     Number      Aggregate      Average      Average    Average     Average   Combined
                                    Principal       of        Principal      Current       Gross     Remaining   Credit     Loan-to-
                                     Balance      Mortgage     Balance      Principal    Mortgage      Term      Bureau       Value
  Range of Credit Limits ($)       Outstanding      Loans    Outstanding     Balance       Rate       (months)   Risk Score   Ratio
-------------------------------- --------------  ---------  -------------  ----------   ----------- ----------- ----------- -------
       0.01 -   10,000.00....    $    1,070,515        146        0.14%    $    7,332       7.884%      285.09      743      79.7%
  10,000.01 -   20,000.00....        32,397,590      2,226        4.14         14,554       7.725       286.25      735      81.3
  20,000.01 -   30,000.00....        16,135,218        977        2.06         16,515       7.686       286.94      731      79.6
  30,000.01 -   40,000.00....        14,913,394        606        1.90         24,610       7.951       291.00      719      82.3
  40,000.01 -   50,000.00....        54,200,077      1,485        6.92         36,498       8.172       290.52      714      84.7
  50,000.01 -   60,000.00....        49,690,890      1,002        6.34         49,592       8.297       291.69      710      87.7
  60,000.01 -   70,000.00....        47,144,130        819        6.02         57,563       8.305       291.21      714      88.4
  70,000.01 -   80,000.00....        54,756,996        844        6.99         64,878       8.206       290.98      718      88.4
  80,000.01 -   90,000.00....        43,454,400        592        5.55         73,403       8.096       291.69      718      88.9
  90,000.01 - 100,000.00.....        72,651,951        986        9.27         73,684       7.712       289.92      716      81.4
100,000.01 -  125,000.00.....        56,168,971        556        7.17        101,023       8.174       293.74      717      88.8
125,000.01  - 150,000.00.....        90,519,819        752       11.56        120,372       8.035       291.11      711      82.6
150,000.01  - 175,000.00.....        25,975,466        184        3.32        141,171       7.687       294.90      716      84.3
175,000.01  - 200,000.00.....        49,810,105        336        6.36        148,244       7.549       292.36      724      79.5
200,000.01  - 225,000.00.....        12,185,472         73        1.56        166,924       7.960       294.46      711      82.8
225,000.01  - 250,000.00.....        22,306,305        129        2.85        172,917       7.229       292.47      721      76.3
250,000.01  - 275,000.00.....         9,277,394         44        1.18        210,850       7.258       289.03      730      80.7
275,000.01  - 300,000.00.....        17,381,652         78        2.22        222,842       7.316       289.58      726      77.7
300,000.01  - 325,000.00.....         8,483,786         32        1.08        265,118       7.357       293.03      722      80.3
325,000.01  - 350,000.00.....         8,548,226         34        1.09        251,418       7.306       293.76      739      78.0
350,000.01  - 375,000.00.....         4,887,551         21        0.62        232,741       7.513       293.90      730      79.2
375,000.01  - 400,000.00.....         7,618,069         27        0.97        282,151       7.175       292.15      741      77.2
400,000.01  - 425,000.00.....         4,232,151         13        0.54        325,550       7.467       296.11      707      79.5
425,000.01  - 450,000.00.....         8,246,829         24        1.05        343,618       7.577       293.05      716      77.2
450,000.01  - 475,000.00.....         3,908,358          9        0.50        434,262       7.922       294.42      700      83.9
475,000.01  - 500,000.00.....        21,583,105         66        2.76        327,017       7.106       291.06      739      74.0
500,000.01  - 525,000.00.....           522,450          1        0.07        522,450      10.875       294.00      635      89.9
525,000.01  - 550,000.00.....         2,146,799          4        0.27        536,700       7.038       296.26      709      84.7
550,000.01  - 575,000.00.....         2,768,287          6        0.35        461,381       7.713       297.84      682      84.5
575,000.01  - 600,000.00.....         2,953,336          5        0.38        590,667       9.149       295.17      711      82.0
600,000.01  - 625,000.00.....         1,969,033          4        0.25        492,258       7.318       295.34      712      81.6
625,000.01  - 650,000.00.....           791,988          2        0.10        395,994       6.567       297.00      681      76.6
650,000.01  - 675,000.00.....           500,116          1        0.06        500,116       6.250       299.00      700      76.0
675,000.01  - 700,000.00.....         3,438,592          5        0.44        687,718       7.688       297.39      712      74.3
700,000.01  - 725,000.00.....         1,134,987          2        0.14        567,494       6.831       298.38      740      86.2
725,000.01  - 750,000.00.....         2,086,487          4        0.27        521,622       7.278       298.49      741      82.4
775,000.01  - 800,000.00.....         1,579,703          2        0.20        789,851       7.563       293.53      675      65.9
800,000.01  - 825,000.00.....         1,331,287          2        0.17        665,643       6.952       295.15      717      73.8
850,000.01  - 875,000.00.....           869,666          1        0.11        869,666       7.750       296.00      764      75.0
875,000.01  - 900,000.00.....         1,605,848          2        0.21        802,924       8.754       297.80      709      75.7
950,000.01  - 975,000.00.....           269,995          1        0.03        269,995       7.375       295.00      724      79.8
975,000.01  - 1,000,000.00...        13,374,960         17        1.71        786,762       7.425       294.93      728      68.4
Greater than 1,000,000.00....         8,442,612          6        1.08      1,407,102       7.405       294.86      707      74.6
                                 ---------------  ---------  ------------
     Total...................    $  783,334,561     12,126      100.00%
                                 ===============  =========  ============

                 As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 2 was approximately $80,086.




                                          Lien Priority for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate     Number      Aggregate      Average      Average    Average     Average   Combined
                                    Principal       of        Principal      Current       Gross     Remaining   Credit     Loan-to-
                                     Balance      Mortgage     Balance      Principal    Mortgage      Term      Bureau       Value
     Lien Priority                 Outstanding      Loans    Outstanding     Balance       Rate       (months)   Risk Score   Ratio
-------------------------------- --------------  ---------  -------------  ----------   ----------- ----------- ----------- -------
Second Liens.................     $  783,334,561    12,126      100.00%   $   64,600        7.872%     291.57       718      83.0%
                                  --------------  ---------  -----------
     Total...................     $  783,334,561    12,126      100.00%
                                  ==============  =========  ===========





                                Delinquency Status for the Group 2 Mortgage Loans



                                                                                                                           Weighted
                                                              Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate     Number      Aggregate      Average      Average    Average     Average   Combined
                                    Principal       of        Principal      Current       Gross     Remaining   Credit     Loan-to-
                                     Balance      Mortgage     Balance      Principal    Mortgage      Term      Bureau       Value
   Delinquency Status              Outstanding      Loans    Outstanding     Balance       Rate       (months)   Risk Score   Ratio
-------------------------------- --------------  ---------  -------------  ----------   ----------- ----------- ----------- -------
Current......................     $  783,334,561    12,126      100.00%   $   64,600        7.872%     291.57       718      83.0%
                                  --------------  ---------  -----------
     Total...................     $  783,334,561    12,126      100.00%



                                         Origination Year for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of                 Weighted    Weighted    Weighted   Average
                                    Aggregate     Number      Aggregate      Average      Average    Average     Average   Combined
                                    Principal       of        Principal      Current       Gross     Remaining   Credit     Loan-to-
                                     Balance      Mortgage     Balance      Principal    Mortgage      Term      Bureau       Value
   Origination Year                Outstanding      Loans    Outstanding     Balance       Rate       (months)   Risk Score   Ratio
-------------------------------- --------------  ---------  -------------  ----------   ----------- ----------- ----------- -------
2001.........................     $    1,269,119        32        0.16%   $   39,660        7.240%     252.46       778      77.0%
2002.........................          7,189,773       159         0.92       45,219        7.297      263.77       752      74.4
2003.........................         70,199,723     1,712         8.96       41,005        7.553      273.72       741      79.4
2004.........................        186,356,445     3,544        23.79       52,584        7.734      285.47       726      81.6
2005.........................        518,319,501     6,679        66.17       77,604        7.974      296.66       712      84.2
                                   -------------  ----------  ------------
     Total...................     $  783,334,561    12,126       100.00%
                                  ==============  =========== ============


         Mortgage Loan Statistics
         ------------------------

         For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
----        ------------------------------------------------------------------

            (a) Not applicable.

            (b) Not applicable.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWHEQ, INC.


                                           By: /s/ Leon Daniels, Jr.
                                               -------------------------------
                                               Name:  Leon Daniels, Jr.
                                               Title:  Vice President



Dated:  October 13, 2005



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